[logo] M F S (SM)                                            Semiannual Report
INSTITUTIONAL ADVISORS, INC.                                 December 31, 1997

------------------------------------------------------------------------------
  MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
(FORMERLY MFS INSTITUTIONAL MID CAP GROWTH EQUITY FUND)

[graphic omitted]

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
(FORMERLY MFS(R) INSTITUTIONAL MID CAP GROWTH EQUITY FUND)

TRUSTEES                                                INVESTMENT ADVISER
Nelson J. Darling, Jr.                                  Massachusetts Financial Services Company
Trustee, Eastern Enterprises                            500 Boylston Street
(diversified holding company)                           Boston, MA 02116-3741

William R. Gutow                                        DISTRIBUTOR
Vice Chairman,                                          MFS Fund Distributors, Inc.
Capitol Entertainment Management Company                500 Boylston Street
(Blockbuster Video franchise)                           Boston, MA 02116-3741

PORTFOLIO MANAGERS                                      INVESTOR SERVICE
John W. Ballen*                                         MFS Service Center, Inc.
Mark Regan*                                             P.O. Box 1400
                                                        Boston, MA 02107-9906
TREASURER
W. Thomas London*                                       For additional information,
                                                        contact your financial adviser.
ASSISTANT TREASURERS
Mark E. Bradley*                                        CUSTODIAN
Ellen Moynihan*                                         State Street Bank and Trust Company
James O. Yost*
                                                        WORLD WIDE WEB
SECRETARY                                               www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

-------------------------------------------------------------------------------
[Dalbar logo] For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.
-------------------------------------------------------------------------------

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MFS Mourns Chairman's Passing

It is with deep regret that we inform you of the death on February 2, 1998, of
A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.
-------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholders:
Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board activity.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits being adjusted for the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

PORTFOLIO MANAGERS' OVERVIEW

Dear Shareholders:
For the six months ended December 31, 1997, the Fund provided a total return of 10.34% (including the reinvestment of distributions). This compares to a 14.54% return for the Russell Mid Cap Growth Index, an unmanaged index measuring the performance of the 800 smallest securities in the Russell 2000 Total Return Index. The Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, posted a 10.58% return over the same period.

A sharp, across-the-board correction in technology stocks in the fourth quarter of 1997 accounted for almost all of the Fund's underperformance relative to the Russell Mid Cap Growth Index during the period. This decline significantly impacted mid-cap, growth-oriented strategies, as seen in the more than 680 basis-point (6.80%) spread between the Russell Mid Cap Value Index and the lesser-performing Russell Mid Cap Growth Index in the fourth quarter.

Despite the hostile environment for mid-cap stocks in the latter part of the year, there were some bright spots in sectors such as retailing and special products and services. In retailing, three of our larger holdings, Gymboree, Fred Meyer, and Rite Aid, reported strong results relative to the overall market. Meanwhile, Tyco and Shared Medical helped the performance of the special products and services sector, while Edify, a large technology holding, went against that sector's declining trend to advance more than 30% in the fourth quarter.

Several sector changes made in the first half of 1997 helped performance in the past six months. For example, positions in three industry groups -- health maintenance organizations, gaming, and lower-tier financing companies -- were reduced because we did not feel that their prospects for the year were good. These were replaced by health care information companies such as HBO & Co., Identix, and Shared Management. Positions were also taken in investment management companies such as Franklin Resources and Kansas City Southern, as well as in oil services companies such as Diamond Offshore, Cooper Cameron, and Carbo Ceramic. Each of the groups that was added dramatically outperformed those that were eliminated.

In the Fund's largest sector, technology, we took advantage of market volatility by reducing positions in the third quarter of 1997. Prices of many of these companies had increased more than 50% from their lows in April before reaching their highs in the third quarter. Positions in companies such as Oracle Corp., Adobe, Electronic Arts, Synopsys, Cadence Design Systems, Edify, Intel, and Quantum were all reduced by the third quarter, which benefited the Fund. Partly as a result of these moves, the Fund's technology weighting has been reduced from a high of over 38% of assets to approximately 28%, a below- index weighting that reflects our cautious stance based on the Asian financial crisis.

Looking ahead, we believe the financial turmoil in Asia and other developing regions will impact a large number of industries, and we have positioned the portfolio with this in mind. In the near term, many technology companies will be affected, especially those involved in commodity products such as memory chips, disk drives, and graphics cards. The Fund does not own companies in these industries; rather, our technology holdings are focused on software and data communications companies that we regard as dominant players in their market segment and that have excellent growth visibility.

Currently, a large percentage of our holdings are in predominately domestic companies, including specialty retailers and business services companies in the health care area. For companies with larger international exposure, we have tried to make sure that they are well positioned to weather the impact of the Asian financial turmoil, meaning that they do not face significant Asian competition for their products, or that Asia does not constitute a large percentage of their sales.

Low interest rates, driven by the current worldwide uncertainty and low U.S. inflation, suggest strong valuations for companies that are able to realize strong earnings growth. As an organization dedicated to in-depth research, we continue to focus on identifying industries and stocks that we believe are likely to deliver superior earnings gains in this environment.

Respectfully,

/s/ John W. Ballen                    /s/ Mark Regan

    John W. Ballen                        Mark Regan
    Portfolio Manager                     Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

John W. Ballen began his career at MFS in 1984 as an industry specialist and was promoted to Investment Officer in 1986, Vice President -- Investments in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, and Executive Vice President in 1997. A graduate of Harvard College, the University of New South Wales, and the Stanford University Graduate School of Business Administration, he has managed MFS Institutional Mid Cap Growth Fund since its inception in 1995.

Mark Regan began his career at MFS in 1989 as a research analyst and was promoted to Investment Officer in 1990, Assistant Vice President -- Investments in 1991, and Vice President -- Investments in 1992. A graduate of Cornell University and the Massachusetts Institute of Technology Sloan School of Management, he has managed MFS Institutional Mid Cap Growth Fund since its inception in 1995.

OBJECTIVE AND POLICIES

The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalizations (mid-cap companies). Mid-cap companies are those companies with a market capitalization within the range of approximately $500 million to $5 billion. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to continue sustained growth.

Commencement of investment operations: December 28, 1995

PERFORMANCE SUMMARY
Because mutual funds like MFS Institutional Mid Cap Growth Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF DECEMBER 31, 1997
(net asset value change including reinvested distributions)
                              6 Months           1 Year     Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return        +10.34%          +24.69%          +38.64%
--------------------------------------------------------------------------------
Average Annual Total Return       --            +24.69%          +17.64%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, December 28, 1995, through December 31, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1997
Stocks - 98.2%
--------------------------------------------------------------------------------
Issuer                                              Shares                 Value
--------------------------------------------------------------------------------
Airlines
  Midway Airlines Corp.*                               100           $     1,513
--------------------------------------------------------------------------------
Banks and Credit Companies - 2.1%
  Banc One Corp.                                     5,113           $   277,700
  Compass Bancshares, Inc.                           3,500               153,125
  First Hawaiian, Inc.                               3,400               135,150
                                                                     -----------
                                                                     $   565,975
--------------------------------------------------------------------------------
Biotechnology - 0.2%
  IDEXX Laboratories, Inc.*                          3,600           $    57,375
--------------------------------------------------------------------------------
Business Machines - 0.2%
  Affiliated Computer Services, Inc., "A"*           1,800           $    47,363
--------------------------------------------------------------------------------
Business Services - 7.4%
  BISYS Group, Inc.*                                 4,100           $   136,325
  Cendant Corp.*                                     4,189               143,997
  Computer Sciences Corp.*                           4,350               363,225
  Concord EFS, Inc.*                                 8,900               221,387
  DST Systems, Inc.*                                 5,500               234,781
  First Data Corp.                                   4,700               137,475
  Fiserv, Inc.*                                      8,650               424,931
  PRT Group, Inc.*                                     300                 3,413
  SPS Transaction Services, Inc.*                   10,500               236,906
  Technology Solutions Co.*                          5,050               133,194
                                                                     -----------
                                                                     $ 2,035,634
--------------------------------------------------------------------------------
Chemicals - 0.9%
  Cambrex Corp.                                      3,200           $   147,200
  Cytec Industries, Inc.*                            2,000                93,875
                                                                     -----------
                                                                     $   241,075
--------------------------------------------------------------------------------
Computer Software - Personal Computers - 0.3%
  Electronic Arts, Inc.*                             1,175           $    44,430
  Microprose, Inc.*                                 20,200                44,187
                                                                     -----------
                                                                     $    88,617
--------------------------------------------------------------------------------
Computer Software - Systems - 14.4%
  Adobe Systems, Inc.                                4,500           $   185,625
  Aspen Technology, Inc.*                            2,600                89,050
  BMC Software, Inc.*                                3,700               242,813
  Cadence Design Systems, Inc.*                      8,020               196,490
  Clarify, Inc.*                                     9,900               115,088
  Compuware Corp.*                                   7,500               240,000
  Comverse Technology, Inc.*                         6,000               234,000
  Edify Corp.*                                      59,100             1,108,125
  Oracle Corp.*                                     37,963               847,038
  Rational Software Corp.*                           2,200                25,025
  Scopus Technology*                                 5,400                64,800
  Security Dynamics Technologies, Inc.*              3,900               139,425
  Synopsys, Inc.*                                    8,362               298,941
  Vantive Corp.*                                     8,000               202,000
                                                                     -----------
                                                                     $ 3,988,420
--------------------------------------------------------------------------------
Consumer Goods and Services - 4.2%
  Tyco International Ltd.                           25,728           $ 1,159,368
--------------------------------------------------------------------------------

Electronics - 4.7%
  Actel Corp.*                                       6,000           $    75,750
  Analog Devices, Inc.*                              9,800               271,337
  Teradyne, Inc.*                                   29,800               953,600
                                                                     -----------
                                                                     $ 1,300,687
--------------------------------------------------------------------------------
Entertainment - 7.0%
  American Radio Systems Corp., "A"*                 2,900           $   154,606
  Cox Radio, Inc., "A"*                              3,400               136,850
  Gemstar International Group Ltd.*                 58,661             1,429,862
  Hearst-Argyle Television, Inc.*                    1,700                50,575
  Jacor Communications, Inc.*                        3,300               175,313
                                                                     -----------
                                                                     $ 1,947,206
--------------------------------------------------------------------------------
Financial Institutions - 4.6%
  CIT Group, Inc., "A"*                                700           $    22,575
  Conning Corp.*                                       100                 1,675
  Finova Group, Inc.                                 6,400               318,000
  Franklin Resources, Inc.                           7,100               617,256
  Green Tree Financial Corp.                         3,100                81,181
  Paymentech, Inc.*                                 15,700               231,575
                                                                     -----------
                                                                     $ 1,272,262
--------------------------------------------------------------------------------
Food and Beverage Products - 2.5%
  McCormick & Co., Inc.                              9,400           $   263,200
  Mondavi (Robert) Corp.*                            3,400               165,750
  Tootsie Roll Industries, Inc.                      4,400               275,000
                                                                     -----------
                                                                     $   703,950
--------------------------------------------------------------------------------
Insurance - 1.2%
  Compdent Corp.*                                   10,000           $   202,813
  Conseco, Inc.                                      2,800               127,225
  ESG Re Ltd.*                                         200                 4,700
                                                                     -----------
                                                                     $   334,738
--------------------------------------------------------------------------------
Medical and Health Products - 2.4%
  Acuson Corp.*                                      4,200           $    69,562
  Mentor Corp.                                       6,500               237,250
  Transition Systems, Inc.*                         13,800               305,325
  Uromed Corp.*                                     16,800                59,325
                                                                     -----------
                                                                     $   671,462
--------------------------------------------------------------------------------
Medical and Health Technology and Services - 13.9%
  AmeriSource Health Corp., "A"*                     6,900           $   401,925
  Concentra Managed Care, Inc.*                      1,936                65,340
  HBO & Co.                                          6,880               330,240
  HCIA, Inc.*                                       19,400               230,375
  Health Management Associates, Inc., "A"*           2,400                60,600
  HEALTHSOUTH Corp.*                                 8,440               234,210
  Hologic, Inc.*                                     5,700               117,919
  Mariner Health Group, Inc.*                       55,600               903,500
  Physician Sales and Service, Inc.*                 1,600                34,400
  Renal Treatment Centers, Inc.*                     5,800               209,525
  Shared Medical Systems Corp.                      10,600               699,600
  St. Jude Medical, Inc.*                            6,650               202,825
  United Healthcare Corp.                            6,950               345,328
                                                                     -----------
                                                                     $ 3,835,787
--------------------------------------------------------------------------------
Oil Services - 4.8%
  Camco International, Inc.                            600           $    38,212
  Cooper Cameron Corp.*                              4,800               292,800
  Diamond Offshore Drilling, Inc.                    4,800               231,000
  Dril-Quip, Inc.*                                     100                 3,513
  Global Industries, Inc.*                          19,500               331,500
  IRI International Corp.*                             300                 4,200
  National Oilwell, Inc.*                            2,000                68,375
  Noble Drilling Corp.*                              4,900               150,062
  Transocean Offshore, Inc.                          4,000               192,750
                                                                     -----------
                                                                     $ 1,312,412
--------------------------------------------------------------------------------
Oils - 0.4%
  Apache Corp.                                       3,300           $   115,706
--------------------------------------------------------------------------------
Printing and Publishing - 0.5%
  Scripps (E.W.) Howard, Inc.                        2,600           $   125,938
--------------------------------------------------------------------------------
Railroads - 1.8%
  Kansas City Southern Industries, Inc.             12,600           $   400,050
  Wisconsin Central Transportation Corp.*            4,250                99,344
                                                                     -----------
                                                                     $   499,394
--------------------------------------------------------------------------------
Restaurants and Lodging - 1.8%
  Applebee's International, Inc.                     7,100           $   128,244
  Choice Hotels, Inc.*                               2,750                44,000
  Four Seasons Hotels, Inc.                          2,500                79,062
  Friendly Ice Cream Corp.*                            800                 9,300
  Landry's Seafood Restaurants, Inc.                10,000               240,000
                                                                     -----------
                                                                     $   500,606
--------------------------------------------------------------------------------
Stores - 7.8%
  Gymboree Corp.*                                   21,200           $   580,350
  Home Depot, Inc.                                   4,750               279,656
  Office Depot, Inc.*                                9,900               236,981
  Rite Aid Corp.                                     9,700               569,269
  Viking Office Products, Inc.*                     22,300               486,419
                                                                     -----------
                                                                     $ 2,152,675
--------------------------------------------------------------------------------
Supermarkets - 1.5%
  Meyer (Fred), Inc.*                               11,260           $   409,583
--------------------------------------------------------------------------------
Telecommunications - 13.6%
  Aerial Communications, Inc.*                      40,500           $   288,562
  Ascend Communications, Inc.*                      53,610             1,313,445
  Aspect Telecommunications Corp.*                  24,900               519,787
  Cable Design Technologies Corp.*                  28,500             1,107,937
  Cisco Systems, Inc.*                               1,500                83,625
  Cox Communications, Inc.*                          5,000               200,313
  Nextlink Communications, Inc., "A"*                  200                 4,263
  U.S. Cellular Corp.*                               8,200               254,200
                                                                     ----------
                                                                     $ 3,772,132
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $24,026,101)                          $27,139,878
--------------------------------------------------------------------------------

Short-Term Obligations - 1.3%
--------------------------------------------------------------------------------
                                          Principal Amount
Issuer                                       (000 Omitted)                 Value
--------------------------------------------------------------------------------
  Federal Home Loan Bank Corp., due 1/02/98,
    at Amortized  Cost                              $  350           $   349,952
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $24,376,053)                     $27,489,830
Other Assets, Less Liabilities - 0.5%                                    150,958
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $27,640,788
--------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------
December 31, 1997
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $24,376,053)           $27,489,830
  Cash                                                                 7,046
  Receivable for investments sold                                    183,679
  Dividends receivable                                                11,787
  Receivable from investment adviser                                  17,433
  Deferred organization expenses                                       4,998
  Other assets                                                         6,964
                                                                 -----------
      Total assets                                               $27,721,737
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $    66,273
  Payable to affiliates -
    Management fee                                                       446
    Administrative fee                                                    10
  Accrued expenses and other liabilities                              14,220
                                                                 -----------
      Total liabilities                                          $    80,949
                                                                 -----------
Net assets                                                       $27,640,788
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $24,112,594
  Unrealized appreciation on investments                           3,113,777
  Accumulated undistributed net realized gain on investments         436,709
  Accumulated net investment loss                                    (22,292)
                                                                 -----------
      Total                                                      $27,640,788
                                                                 ===========
Shares of beneficial interest outstanding                        2,150,331
                                                                 =========

Net asset value, redemption price, and offering price per
  share (net assets of $27,640,788 / 2,150,331 shares of
  beneficial interest outstanding)                                 $12.85
                                                                   ======

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended December 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   34,824
    Interest                                                            31,560
                                                                    ----------
      Total investment income                                       $   66,384
                                                                    ----------

  Expenses -
    Management fee                                                  $   81,855
    Trustees' compensation                                               2,500
    Shareholder servicing agent fee                                      1,039
    Administrative fee                                                   1,814
    Registration fee                                                     6,135
    Custodian fee                                                        4,908
    Auditing fee                                                         3,675
    Printing                                                             1,636
    Legal fee                                                            1,546
    Amortization of organization                                           578
    Miscellaneous                                                        1,031
                                                                    ----------
      Total expenses                                                $  106,717
    Fees paid indirectly                                                  (608)
    Preliminary reduction of expenses by investment adviser            (17,433)
                                                                    ----------
      Net expenses                                                  $   88,676
                                                                    ----------
        Net investment loss                                         $  (22,292)
                                                                    ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment transactions   1,631,755
  Change in unrealized appreciation on investments                     973,248
                                                                    ----------
        Net realized and unrealized gain on investments              2,605,003
                                                                    ----------
            Increase in net assets from operations                  $2,582,711
                                                                    ==========

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                            Six Months Ended
                                                           December 31, 1997        Year Ended
                                                                 (Unaudited)     June 30, 1997
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $    (22,292)      $    (1,784)
  Net realized gain on investments                                 1,631,755           349,787
  Net unrealized gain on investments                                 973,248         2,091,781
                                                                ------------       -----------
    Increase in net assets from operations                      $  2,582,711       $ 2,439,784
                                                                ------------       -----------
Distributions declared to shareholders from net realized
gain on investments                                             $ (1,324,355)      $  (355,868)
                                                                ------------       -----------
Net increase in net assets from Fund share transactions         $  1,375,529       $14,773,623
                                                                ------------       -----------
      Total increase in net assets                              $  2,633,885       $16,857,540
Net assets:
  At beginning of period                                          25,006,903         8,149,363
                                                                ------------       -----------

  At end of period (including accumulated net investment
    loss of $22,292
    and $0, respectively)                                       $ 27,640,788       $25,006,903
                                                                ============       ===========

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------
                                                    Six Months Ended
                                                   December 31, 1997             Year Ended           Period Ended
                                                         (Unaudited)          June 30, 1997         June 30, 1996*
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $ 12.25                $ 11.13               $  10.00
                                                             -------                -------               --------

Income from investment operations# -
  Net investment loss(S)                                     $ (0.01)               $ (0.00)**            $  (0.01)
  Net realized and unrealized gain on investments               1.25                   1.40                   1.14
                                                             -------                -------               --------
      Total from investment operations                       $  1.24                $  1.40               $   1.13
                                                             -------                -------               --------

Less distributions declared to shareholders -
  From net realized gain on investments                      $ (0.64)               $ (0.28)              $   --
                                                             -------                -------               --------
Net asset value - end of period                              $ 12.85                $ 12.25               $  11.13
                                                             =======                =======               ========
Total return                                                  10.34%++               12.80%                 11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                     0.65%+                 0.65%                  0.70%+
  Net investment loss                                        (0.16)%+               (0.01)%                (0.25)%+
Portfolio turnover                                               54%                   136%                    33%
Average commission rate                                      $0.0580                $0.0527               $ 0.0505
Net assets at end of period (000 omitted)                    $27,641                $25,007               $  8,149

  * For the period from the commencement of the Fund's investment operations, December 28, 1995, through June 30, 1996.
 ** The per share net investment loss was $(0.001).
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at no more than 0.05% of average daily net assets effective May 3, 1996. During the period December 28, 1995, through May 2, 1996, the Adviser agreed to maintain total expenses, subject to reimbursement by the Fund, at no more than 0.75% of the Fund's average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and ratios would have been:

    Net investment loss                                       $(0.02)                $(0.04)                $(0.09)
    Ratios (to average net assets):
      Expenses##                                               0.78%+                 0.98%                  2.59%+
      Net investment loss                                    (0.29)%+               (0.34)%                (2.14)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and original issue discounts is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of average daily net assets. The investment adviser has voluntarily agreed to pay expenses of the Fund in order to maintain expenses, excluding management fees, at no more than 0.05% of the Fund's average daily net assets. This is reflected as a preliminary reduction of expenses in the Statement of Operations.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $15,101,684 and $13,833,242, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $24,376,053
                                                                  -----------
Gross unrealized appreciation                                     $ 4,891,972
Gross unrealized depreciation                                      (1,778,195)
                                                                  -----------
    Net unrealized appreciation                                   $ 3,113,777
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                    Six Months Ended December 31, 1997 Year Ended June 30, 1997
                    ---------------------------------- ------------------------
                                    Shares      Amount     Shares       Amount
-------------------------------------------------------------------------------
Shares sold                         18,235  $  250,000  1,284,350  $14,503,643
Shares issued to shareholders in
  reinvestment of distributions     90,841   1,125,529     25,021      269,980
                                   -------  ----------  ---------  -----------
    Net increase                   109,076  $1,375,529  1,309,371  $14,773,623
                                   =======  ==========  =========  ===========

(6) Line of Credit

The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1997, was $81.


-------------------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  IMD-3 2/98 .5M